Exhibit 10.1

AMENDMENT NUMBER TWO

to

Master Repurchase Agreement

dated as of May 13, 2002,

among

NEW CENTURY FUNDING A, a Delaware statutory trust, as Seller

and

BANK OF AMERICA, N.A., as Buyer

This AMENDMENT NUMBER TWO to Master Repurchase Agreement (this “Amendment”), dated as of May 11, 2004 (the “Effective Date”) is entered into between NEW CENTURY FUNDING A, a Delaware statutory trust (“Seller”) and BANK OF AMERICA, N.A. (“Buyer”).

RECITALS

A. Seller and Buyer entered into that certain Master Repurchase Agreement dated as of May 13, 2002 (as amended, supplemented or otherwise modified from time to time, the “Master Repurchase Agreement”).

B. Seller and Buyer entered into that certain Amendment Number One, dated as of May 12, 2003, in order to amend the Master Repurchase Agreement.

C. Seller has requested that Buyer further modify the Master Repurchase Agreement to extend the term thereof and make such other modifications to the Master Repurchase Agreement set forth herein and Buyer has agreed to make such modifications to the Master Repurchase Agreement subject to the terms of this Amendment.

D. Seller and Buyer each have agreed to execute and deliver this Amendment on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Master Repurchase Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to the following:

1. Miscellaneous. For all purposes of this Amendment, except as otherwise expressly provided or unless the context otherwise requires, (a) unless otherwise defined herein, all capitalized terms used herein shall have the meanings attributed to them by the Master Repurchase Agreement, (b) the capitalized terms expressly defined in this Amendment have the meanings assigned to them in this Amendment and include (i) all genders and (ii) the plural as well as the singular, (c) all references to words such as “herein”, “hereof” and the like shall refer to this Amendment as a whole and not to any particular article or section within this Amendment, (d) the term “include” and all variations thereon shall mean “include without limitation”, and (e) the term “or” shall include “and/or”.

2. Amendments. Effective as of the Effective Date, Section 27 of the Master Repurchase Agreement is modified by deleting the section in its entirety and replacing it with the following:

27. TERMINATION

This Agreement shall remain in effect until the earlier of (i) June 10, 2004. or (ii) at Buyer’s option upon the occurrence of an Event of Default (such date, the “Termination Date”). However, no such termination shall affect Seller’s outstanding obligations to Buyer at the time-of such termination. Seller’s obligations to indemnify Buyer pursuant to this Agreement shall survive the termination hereof.

3. No Other Changes. Except as expressly modified or amended in this Amendment, all of the terms, covenants, provisions, agreements and conditions of the Master Repurchase Agreement are hereby ratified and confirmed in every respect and shall remain unmodified and unchanged and shall continue in full force and effect.

4. Representations. In order to induce the Buyer to execute and deliver this Amendment, the Seller hereby represents to the Buyer that as of the date hereof, after giving effect to this Amendment, the Seller is in full compliance with all of the terms and conditions of the Master Repurchase Agreement and no default or Event of Default has occurred and is continuing under the Master Repurchase Agreement.

5. Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

6. Governing Law; Waiver of Jury Trial. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflicts of laws principles. The parties hereto each hereby waive the right of trial by jury in any litigation arising hereunder.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment Number Two to Master Repurchase Agreement as of the date first above written.

NEW CENTURY FUNDING A, as Seller By: Christiana Bank & Trust Company, not in its individual capacity but solely as owner trustee

By:	/s/ JAMES M. YOUNG

Name:	James M. Young
Title:	Assistant Vice President

BANK OF AMERICA, N.A., as Buyer

By:	/s/ GARRETT DOLT

Name:	Garrett Dolt
Title:	Principal

Acknowledged and Agreed:

NEW CENTURY MORTGAGE CORPORATION, as Guarantor

By:	/s/ PATRICK FLANAGAN

Name:	Patrick Flanagan
Title:	President

NEW CENTURY FINANCIAL CORPORATION, as Guarantor

By:	/s/ PATRICK FLANAGAN

Name:	Patrick Flanagan
Title:	Executive Vice President